SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  July 5, 2000
                            -------------------------
                            (Earliest Event Reported)



                           Total System Services, Inc.
                          ----------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                          1-10254                   58-1493818
--------------                ------------------             --------------
(State of                     (Commission File               (IRS Employer
  Incorporation)                Number)                       Identification
                                                               Number)



                   1600 First Avenue, Columbus, Georgia 31901
                   -------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                        ---------------------------------
                         (Registrant's Telephone Number)


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)




Item 5.           Other Events.
------            --------------

         On July 5, 2000, Total System Services, Inc. ("Registrant") announced that it expects its 2000 net income to exceed its 1999 net income by 25% and expects its earnings per share to be $.44.

         A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99.1 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
-------      ------------------------------------------------------------------

         (a) Financial Statements - None.

         (b) Pro Forma Financial Information - None.

         (c) Exhibits

             99.1 - Registrant's press release, July 5, 2000.

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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TOTAL SYSTEM SERVICES, INC.
                                      ("Registrant")


Dated: July 5, 2000                   By:/s/ Kathleen Moates
       ---------------                   ---------------------------------------
                                             Kathleen Moates
                                             Senior Deputy General Counsel




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